September 6, 2024

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended June 30, 2024 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Dez Lane at 513-361-1054.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861 and 033-65409

1940 Act No.
811-07452	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Capital Appreciation Fund—Series I Shares
Invesco V.I. Core Equity Fund—Series I Shares
Invesco V.I. Discovery Mid Cap Growth Fund—Series I Shares
Invesco V.I. Government Securities Fund—Series I Shares
Invesco V.I. Main Street Fund®—Series I Shares
811-03290	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund—Class I Shares
BlackRock Global Allocation V.I. Fund—Class I Shares
BlackRock Government Money Market V.I. Fund—Class I Shares
BlackRock High Yield V.I. Fund—Class I Shares
811-08673	BNY Mellon Investment Portfolios
Technology Growth Portfolio—Initial Shares
811-05719	BNY Mellon Stock Index Fund, Inc.—Initial Shares
811-07044	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares
811-05125	BNY Mellon Variable Investment Fund
Appreciation Portfolio—Initial Shares
Government Money Market Portfolio
Growth and Income Portfolio—Initial Shares
Opportunistic Small Cap Portfolio—Initial Shares
811-07507	Deutsche DWS Investments VIT Funds
DWS Small Cap Index VIP—Class A
811-07736	Janus Aspen Series
Janus Henderson VIT Balanced Portfolio—Institutional Shares
Janus Henderson VIT Enterprise Portfolio—Institutional Shares
Janus Henderson VIT Forty Portfolio—Institutional Shares
Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed)
Janus Henderson VIT Overseas Portfolio—Service Shares
811-08090	Lincoln Variable Insurance Products Trust
LVIP American Century Capital Appreciation Fund—Standard Class II
LVIP American Century Large Company Value Fund—Standard Class II
LVIP American Century Mid Cap Value Fund—Standard Class II
LVIP American Century Ultra Fund—Standard Class II
811-07607	Morgan Stanley Variable Insurance Fund, Inc.
U.S. Real Estate Portfolio—Class I Shares
811-08399	PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio—Administrative Class
PIMCO Real Return Portfolio—Administrative Class